UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Form 8-K of NeoStem, Inc. (the “Company”) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that relate to future events or conditions, including without limitation, statements regarding our financial position, potential, business strategy, efforts, plans and objectives for future operations and potential acquisitions and funding, may be deemed to be forward-looking statements.  All such statements, which are all statements other than of historical fact, involve risks and uncertainties.  These statements are commonly identified by the use of such terms and phrases as “intends,” “expects,” “anticipates,” “estimates,” “seeks” and “believes.” Our ability to enter the adult stem cell arena, expand our operations and future operating results are dependent upon many factors, including but not limited to: (i) our ability to obtain sufficient capital or a strategic business arrangement to fund our expansion plans; (ii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iii) competitive factors and developments beyond our control; (iv) scientific and medical developments beyond our control; (v) our inability to obtain appropriate state licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company’s current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under “Search for Company Filings.”  We cannot guarantee future results or achievements, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02 Unregistered Sales of Equity Securities

In connection with navigating the public equities markets, and seeking potential acquisition candidates, both domestically and abroad, the Company has engaged a number of financial and IR advisors. Given the current depressed price of the Company’s common stock, these parties as well as other advisors have considered it desirable to receive a portion or all of their compensation in shares of the Company’s common stock as decribed below.

In November 2007, the Company entered into a one year consulting agreement with a corporate consulting firm. As consideration for these services, in December 2007 the Company issued 75,000 shares of its Common Stock to the consultant. The issuance of such shares was subject to the approval of the American Stock Exchange, which approval was obtained on November 30, 2007.

Effective as of January 1, 2008, the Company entered into a one year consulting agreement with a financial services firm. As consideration for these services, on February 15, 2008 the Company issued to the consultant, (i) 50,000 shares of Common Stock; and (ii) two warrants to purchase an aggregate of 120,000 shares of Common Stock. The first warrant grants the consultant the right to purchase up to 20,000 shares of Common Stock at a per share purchase price equal to $2.00; and the second Warrant grants the consultant the right to purchase up to 100,000 shares of Common Stock at a per share purchase price equal to $5.00, all as set forth in the Warrants. The Warrants shall vest on a pro rata basis so long as services continue to be provided under the agreement and are exercisable until January 1, 2013. The issuance of such securities was subject to the approval of the American Stock Exchange, which approval was obtained on February 15, 2008.

On February 8, 2008, the Company entered into a one year consulting agreement with a law firm to assist in funding efforts from the State and Federal Governments as well as other assignments from time to time, in consideration for which it issued to the firm 40,000 shares that vest ratably on a monthly basis during 2008. The issuance of the shares was subject to the approval of the American Stock Exchange. Such approval was obtained on March 20, 2008 and on that date these shares were issued.

On February 15, 2008, the Company entered into a six month engagement agreement with a financial advisor pursuant to which they are acting as the Company’s exclusive financial advisor for the term in connection with a potential acquisition of a revenue generating business, in the United States or abroad, or similar transaction. As partial consideration, the Company will issue shares of Common Stock with a $45,000 value based on the five day average of the closing prices of the Common Stock predeeding the date of issuance which shall be paid on a pro rata basis during the term of the agreement. The issuance of such securities was subject to the approval of the American Stock Exchange. Such approval was obtained on March 20, 2008, and on that date the Company issued to the financial advisor the initial payments in stock under the agreement totaling 9,516 shares.

On February 20, 2008, the Company entered into a six month advisory services agreement with a financial securities firm. As consideration for such services, the Company has agreed to issue 150,000 shares of Common Stock that shall vest over the term of the Agreement, provided that the agreement continues to be in effect. The issuance of such securities was subject to the approval of the American Stock Exchange. Such approval was obtained on March 20, 2008, and on that date the Company issued under the advisory services agreement the initial payments in stock totaling 50,000 shares.

On February 25, 2008, the Company entered into a six month consulting agreement with an investor relations advisor who has provided investor relations and media services to the Company since 2005. In consideration for providing services under the Agreement, the Company agreed to issue to the advisor an aggregate of 50,000 shares of Common Stock. The issuance of such shares was subject to the approval of the American Stock Exchange. Such approval was obtained on March 20, 2008 and on that date these shares were issued.

The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: March 26, 2008